PROSHARES TRUST

ProShares Morningstar Alternative Solutions ETF (ALTS)

ProShares RAFITM Long/Short (RALS)

ProShares Managed Futures Strategy ETF (FUT)

ProShares Short Term USD Emerging Markets Bond ETF (EMSH)

ProShares Short Basic Materials (SBM)

ProShares Short Oil & Gas (DDG)

(collectively, the "Funds")

Supplement dated March 11, 2022

to each Fund's Summary Prospectus, Statutory Prospectus and

Statement of Additional Information

dated October 1, 2021, each as supplemented or amended

On March 10, 2022, the Board of Trustees of ProShares Trust approved a Plan of Liquidation and Termination for the following funds, traded on the exchanges noted.

Fund	Ticker	Exchange
ProShares Morningstar Alternative Solutions ETF	ALTS	Cboe BZX U.S. Equities Exchange
ProShares RAFITM Long/Short	RALS	NYSE Arca
ProShares Managed Futures Strategy ETF	FUT	Cboe BZX U.S. Equities Exchange
ProShares Short Term USD Emerging Markets Bond ETF	EMSH	Cboe BZX U.S. Equities Exchange
ProShares Short Basic Materials	SBM	NYSE Arca
ProShares Short Oil & Gas	DDG	NYSE Arca

The last day the Funds will accept creation orders from Authorized Participants is May 2, 2022. It is expected that May 2, 2022 will be each Fund's last full day of trading on their respective exchanges. Shareholders may sell their shares of a Fund (subject to any applicable brokerage or transaction costs) until the market close on May 2, 2022. Trading in each Fund will be suspended after the close of business on May 2, 2022.

From May 3, 2022 through May 17, 2022 (the expected "Distribution Date"), shares of each Fund will not be traded on their respective exchanges and there will not be a secondary market for the Funds' shares. On or about May 2, 2020, each Fund will begin the process of liquidating its portfolio and will not be managed in accordance with its investment objective or engage in normal business activities, except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to its shareholders.

Any shareholders remaining in a Fund on the Distribution Date will automatically have their shares redeemed at the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including any costs of liquidating the Fund. Proceeds of the liquidation are currently expected to be sent to shareholders on or about the Distribution Date.

Each Fund may distribute to its shareholders capital gains and net investment income on or before the Distribution Date. These cash distributions are taxable events. Shareholders should consult their tax advisor about any potential tax consequences.

For more information, please contact the Funds at 1-866-776-5125.

Please retain this supplement for future reference.